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                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Larry P. Castellani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Advance Auto Parts, Inc. for the quarterly period ended July 13, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc.

Date:  August 14, 2002            By:    /s/ Larry P. Castellani
                                         ---------------------------------------
                                  Name:  Larry P. Castellani
                                  Title: Chief Executive Officer


         I, Jimmie L. Wade, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Advance Auto Parts, Inc. for the quarterly period ended July 13, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc.

Date:  August 14, 2002            By:    /s/ Jimmie L. Wade
                                         ---------------------------------------
                                  Name   Jimmie L. Wade
                                  Title: President and Chief Financial Officer





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